Exhibit 32.1

URANIUM RESOURCES, INC.

650 S. Edmonds Lane, Suite 108, Lewisville, TX 75067

972.219.3330 Phone 972.219.3311 Fax

April 21, 2006

Securities and Exchange Commission

450 5th Street, N.W.

Washington, D.C. 20549

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

I, Paul K. Willmott, President and Chief Executive Officer of Uranium Resources, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Annual Report on Form 10-KSB of the Company for the year ended December 31, 2005, which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PAUL K. WILLMOTT
Paul K. Willmott
President and Chief Executive Officer
April 21, 2006